SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): February 06, 2004


                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)

         CAYMAN ISLANDS               333-75899           66-0587307
  (State or other jurisdiction       (Commission       (I.R.S. Employer
of incorporation or organization)    File Number)     Identification No.)



                 4 GREENWAY PLAZA
                  HOUSTON, TEXAS                            77046
      (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (713) 232-7500

ITEM 12. Results of Operations and Financial Condition.

In the following table, we set forth our cash operating costs for our International and U.S. Floater Contract Drilling Services business segment for the three month periods ended December 31, 2003, September 30, 2003 and December 31, 2002 and the twelve month periods ended December 31, 2003 and December 31, 2002. The most directly comparable GAAP financial measure to cash operating costs, operating and maintenance expense, and information reconciling the GAAP and non-GAAP measures are also included in the table. We utilize cash operating costs as an additional drilling rig performance measure and to identify variances between periods and comparable rig types. We believe investors will utilize operating cost information as additional performance measures.

                 Transocean Inc. International and U.S. Floater Contract Drilling Services Business Segment
                        Cash Operating Costs and Reconciliation to Operating and Maintenance Expense
                                                         (Unaudited)


                                                                                         Twelve Months Ended
                                                     Three Months Ended                      December 31,
                                        -----------------------------------------------  --------------------
                                         December 31,    September 30,    December 31,
                                             2003            2003             2002          2003       2002
                                        --------------  ---------------  --------------  ---------  ---------
                                                                     ($Millions)
INTERNATIONAL AND U.S. FLOATER
CONTRACT DRILLING SERVICES SEGMENT:
Cash Operating Costs (1)
     5th Generation Fleet               $        82.9   $         85.7   $        60.7   $  302.4   $  239.3
     Other Deepwater Fleet                       74.7             68.1            62.8      274.3      263.9
     Mid-Water Fleet                             58.4             67.3            78.5      264.6      337.1
     Non-U.S. Jackup Fleet                       62.7             54.5            57.3      215.8      213.9
     Other Rigs                                  14.3              0.8            18.3       36.0       56.6
Total Cash Operating Costs              $       293.0   $        276.4   $       277.6   $1,093.1   $1,110.8

RECONCILIATION OF CASH OPERATING
COSTS TO OPERATING & MAINTENANCE
EXPENSE
Costs deferred during the period        $       (31.8)  $        (29.1)  $       (25.3)  $ (103.3)  $  (97.1)
Amortization of deferred costs                   22.9             26.5            16.5      104.0       84.3
Client reimbursables                             18.1             20.0               -       82.7          -
Local & indirect overhead                        51.9             48.6            48.0      191.4      193.3
Total operating & maintenance expense   $       354.1   $        342.4   $       316.8   $1,367.9   $1,291.3

(1) Cash operating costs are direct rig operating costs excluding deferred costs and related amortization, client reimbursable costs and local and indirect overhead.

The information furnished pursuant to this Item 12 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc., that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TRANSOCEAN INC.


Date:  February 6, 2004                     By:
                                                 -------------------------------
                                                 Eric B. Brown
                                                 Senior Vice President, General
                                                 Counsel and Corporate Secretary


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